Exhibit 99.1

Rocket Lab Fully Funds Iridium Acquisition, Including Completion of $1.94 Billion ATM

•	Iridium Acquisition Now Fully Financed: Rocket Lab completes the $1.944 billion At-The-Market (ATM) equity offering, securing the required cash consideration (alongside available liquidity) to fully fund its pending acquisition of Iridium Communications - expected to close in mid-2027, pending regulatory approvals.

•	Cost-Effective Debt Structure Secured: Iridium amends its existing $1.775 billion credit facility to permit the change of control, establishing long-term, cost-effective permanent financing backed by Iridium’s strong free cash flow and a parent guarantee from Rocket Lab USA.

•	Bridge Facility Terminated: Rocket Lab successfully cancels the initial $3.6B senior secured bridge facility, de-risking the capital structure ahead of the targeted close of the acquisition in mid-2027.

Long Beach, California. September 15, 2026 – Rocket Lab Corporation (Nasdaq: RKLB) (“Rocket Lab” or the “Company”), a global leader in launch services and space systems, today announced it has successfully completed several critical milestones to fully finance its pending acquisition of Iridium Communications Inc. (“Iridium” and such pending transaction, the “Iridium Acquisition”).

ATM Program Update

Rocket Lab has completed its previously announced At-The-Market share sale (the “ATM Program”), raising approximately $1.944 billion in gross proceeds through the issuance of 29.3 million shares (before commissions and offering expenses).

Rocket Lab intends to use the net proceeds from the ATM Program to fund cash payments under the Iridium Acquisition. If the Company does not consummate the Iridium Acquisition or if it has excess proceeds from the offering of shares under the ATM Program, the Company intends to use the net proceeds to fund future growth, including potential future acquisitions, and for general corporate and working capital purposes.

Change of Control Consent and Amendment for Iridium Existing Credit Agreement

On September 15, 2026, Iridium entered into an amendment (the “Change of Control Amendment”) to its existing term loan facility for its outstanding $1.775 billion term loans (as of June 30, 2026) (the “Iridium Term Loan”) to obtain consent from the requisite lenders to, among other things, amend the definition of “Change of Control” under the credit agreement to carve out Rocket Lab’s pending acquisition of Iridium. As part of the Change of Control Amendment, Rocket Lab USA, Inc., the Company’s primary operating subsidiary and anticipated parent company of Iridium, will provide an unsecured guarantee of the Iridium Term Loan upon the closing of the Iridium Acquisition.

The completion of the Change of Control Amendment will provide Rocket Lab with cost-effective, permanent financing upon the closing of the Iridium Acquisition, supported by Iridium substantial free cash flow.

Termination of Debt Commitment Letter

The Iridium Term Loan, together with the proceeds raised to date under the ATM Program and other unrestricted cash and cash equivalents available to the Company, represent an amount sufficient to pay the required cash consideration, repay certain Iridium indebtedness (other than the Iridium Term Loan) and pay related fees and expenses at the closing of the Iridium Acquisition. In connection with the consummation of the Change of Control Amendment the Company also terminated its $3.6 billion debt commitment for a senior secured debt bridge facility it had entered into in connection with the Iridium Acquisition merger agreement on June 28, 2026.

The completion of the Change of Control Amendment and the proceeds raised under the ATM Program is another significant milestone in the Company’s pending acquisition of Iridium, which is expected to be completed in mid-2027.

Rocket Lab Investor Relations
investors@rocketlabusa.com

About Rocket Lab

Rocket Lab (Nasdaq: RKLB) is an end-to-end space company delivering rockets, satellites, and spacecraft components for commercial, government, and defense missions. Driven by its industry-leading small-lift rockets Electron and HASTE and its upcoming reusable Neutron medium-lift rocket, Rocket Lab delivers reliable and responsive launch for the world’s most important missions from constellation deployment to missile defense. Rocket Lab’s satellites and components have powered more than 1,700 missions in Earth orbit, as well as deep-space exploration of the Moon, Mars, and beyond. Learn more at www.rocketlabcorp.com.

Additional Information and Where to Find It

This communication is being made in respect of a proposed transaction involving Rocket Lab Corporation (“Rocket Lab”) and Iridium Communications Inc. (“Iridium”). In connection with the proposed transaction, Rocket Lab has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that includes the proxy statement of Iridium that also constitutes a prospectus of Rocket Lab. On August 26, 2026, the Registration Statement was declared effective, Iridium filed the definitive proxy statement, and Rocket Lab filed the final prospectus. The definitive proxy statement/final prospectus was sent to the stockholders of Iridium beginning on or about August 26, 2026, seeking their approval of certain transaction-related proposals. This communication is not a substitute for the definitive proxy statement/final prospectus or any other documents which Rocket Lab or Iridium may file with the SEC in connection with the proposed transaction.

The definitive proxy statement/final prospectus and this communication are not offers to sell any securities, are not soliciting an offer to buy any securities in any state where the offer and sale is not permitted and are not a solicitation of any vote or approval.

ROCKET LAB AND IRIDIUM URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE RELATED DEFINITIVE PROXY STATEMENT/FINAL PROSPECTUS INCLUDED THEREIN AND OTHER DOCUMENTS ROCKET LAB AND IRIDIUM FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders can obtain these materials free of charge (when they become available) at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Rocket Lab (when they become available) may be obtained free of charge on Rocket Lab’s website at https://investors.rocketlabcorp.com/financial-information/sec-filings or by contacting Rocket Lab’s Investor Relations Department at investors@rocketlabusa.com. Copies of documents filed with the SEC by Iridium (when they become available) may be obtained free of charge on Iridium’s website at https://investor.iridium.com/sec-filings or by contacting Iridium’s Investor Relations Department at investor.relations@iridium.com.

Participants in the Solicitation

Robert H. Niehaus, Louis M. Alterman, Thomas C. Canfield, Matthew J. Desch, Thomas J. Fitzpatrick, L. Anthony Frazier, Suzanne E. McBride, Eric T. Olson, Kay N. Sears, Monique S. Shivanandan and Jacqueline E. Yeaney, all of whom are members of Iridium’s board of directors, and Vincent J. O’Neill, Iridium’s chief financial officer, may be considered participants in Iridium’s solicitation. Information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, is included in the definitive proxy statement/final prospectus filed with the SEC on August 26, 2026. Rocket Lab may also be deemed to be a participant in Iridium’s solicitation; information regarding Rocket Lab is included in the definitive proxy statement/final prospectus filed with the SEC on August 26, 2026. Copies of these documents may be obtained, free of charge, from the SEC or Iridium as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are based on Rocket Lab’s and Iridium’s current expectations, estimates and projections about the proposed transaction and the potential benefits thereof, their respective businesses and industries, management’s beliefs and certain assumptions made by Rocket Lab and Iridium, all of which are subject to change. In this context, forward-looking statements often address expected future events, including future business and financial performance and financial condition. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof, expectations regarding regulatory approvals, and intentions with respect to financing the transaction. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, or at all, including obtaining stockholder and regulatory approvals and satisfying other conditions to the completion of the transaction; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including the receipt by Iridium of an unsolicited proposal from a third party; (iii) failure to realize the anticipated benefits of the proposed transaction on a timely basis or at all, including anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, the integration of the businesses of Rocket Lab and Iridium, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Rocket Lab’s and Iridium’s businesses; (iv) Rocket Lab’s and Iridium’s ability to implement their business strategies; (v) potential litigation relating to the proposed transaction that could be instituted against Rocket Lab, Iridium or their respective directors, managers, or officers, including the effects of any outcomes related thereto; (vi) the risk that disruptions from the proposed transaction will harm Rocket Lab’s or Iridium’s businesses, including current plans and operations, or will otherwise divert management time from ongoing business operations on transaction-related issues; (vii) the ability of Rocket Lab or Iridium to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) fluctuations in, and uncertainty as to the long-term value of, Rocket Lab or Iridium common stock (including as relating to the risk that any announcements related to the proposed transaction could have adverse effects on the market price of such stock); (x) legislative, regulatory and economic developments affecting Rocket Lab’s and Iridium’s businesses, including actions by government agencies and third parties; (xi) general economic and market developments and conditions, potential changes to international trade relations, geopolitical conflicts and effects from global pandemics, epidemics, or other public health crises; (xii) the evolving legal, regulatory and tax regimes under which Rocket Lab and Iridium operate; (xiii) restrictions during the pendency of the proposed transaction that may impact Rocket Lab’s or Iridium’s ability to pursue certain business opportunities or strategic transactions; (xiv) unexpected costs, charges or expenses resulting from the proposed transaction; (xv) risks that any debt or other financing anticipated in connection with the proposed transaction is not obtained or that such financing cannot be obtained on the anticipated timing or terms or unexpected costs or expenses in connection therewith; and (xvi) the other risks and uncertainties, as described in the periodic reports that Rocket Lab and Iridium file with the SEC. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the definitive proxy statement/final prospectus filed with the SEC on August 26, 2026 in connection with the proposed transaction. Neither Rocket Lab nor Iridium assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Forward-looking statements included in this communication are made as of the date of this communication.